SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-12

hi/fn, inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notice of Annual Meeting of Stockholders
To Be Held February 17, 2005

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of hi/fn, inc., a Delaware corporation (the “Company”), will be held on Thursday, February 17, 2005 at 10:00 a.m., local time, at the Company’s principal executive offices at 750 University Avenue, Los Gatos, California 95032, for the following purposes:

1.	To elect two directors to the Board of Directors.

2.	To approve an amendment to the Company’s 2001 Nonstatutory Stock Option Plan to increase the number of shares of the Company’s Common Stock reserved for issuance thereunder from 2,000,000 shares to 2,500,000 shares.

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending September 30, 2005.

4.	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on December 20, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof.

        All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors William R. Walker Secretary

Los Gatos, California
January 18, 2005

PROPOSAL NO. 1 - ELECTION OF DIRECTORS
PROPOSAL NO. 2 - APPROVAL OF THE AMENDMENT TO THE 2001 NONSTATUTORY STOCK OPTION PLAN
PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
CERTAIN TRANSACTIONS
OTHER INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICER COMPENSATION
STOCK OPTION GRANTS IN FISCAL YEAR 2004
AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2004 AND YEAR-END VALUES
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
OTHER MATTERS

GENERAL INFORMATION	1
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	3
Information Concerning Nominees	3
Board Meetings and Committees	5
Directors’ Fees	6
Communications to the Board	6
Compensation Committee Interlocks and Insider Participation	6
Required Vote	6
Recommendation	6
Director Nomination Process	7
PROPOSAL NO. 2 - APPROVAL OF THE AMENDMENT TO THE 2001 NONSTATUTORY STOCK OPTION PLAN	8
Proposal	8
Required Vote	8
Recommendation	8
Description of 2001 Nonstatutory Stock Option Plan	8
PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	11
Audit Fees	11
Audit Related Fees	11
Audit Committee Pre-Approval of Auditor Services	11
Required Vote	11
Recommendation	11
CERTAIN TRANSACTIONS	12
OTHER INFORMATION	12
Section 16(a) Beneficial Ownership Reporting Compliance	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	13
EXECUTIVE OFFICER COMPENSATION	15
Summary Compensation Table	15
Stock Option Grants and Exercises	15
STOCK OPTION GRANTS IN FISCAL YEAR 2004	16
AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2004 AND YEAR-END VALUES	16
EQUITY COMPENSATION PLAN INFORMATION	17
COMPENSATION COMMITTEE REPORT	18
AUDIT COMMITTEE REPORT	19
PERFORMANCE GRAPH	21
OTHER MATTERS	22

PROXY STATEMENT

General

        The enclosed Proxy is solicited on behalf of the Board of Directors of hi/fn, inc. (the “Company” or “Hifn”) for use at the Annual Meeting of Stockholders to be held on Thursday, February 17, 2005 at 10:00 a.m., local time, at the Company’s principal executive offices located at 750 University Avenue, Los Gatos, California 95032, or at any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company’s telephone number at its principal executive offices is (408) 399-3500 and its corporate website address is www.hifn.com.

        These proxy solicitation materials and the Annual Report on Form 10-K for the year ended September 30, 2004 were first mailed on or about January 18, 2005 to all stockholders entitled to vote at the Annual Meeting.

Record Date; Outstanding Shares; Procedural Matters

        Stockholders of record as of the close of business on December 20, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. At the Record Date, 13,976,402 shares of the Company’s common stock, $.001 par value (the “Common Stock”), were issued and outstanding. Each share has one (1) vote on all matters. The cost of the proxy solicitation will be borne by the Company. For information regarding holders of more than 5% of the outstanding Common Stock, see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.” The closing sale price of the Company’s Common Stock as reported on the Nasdaq National Market System on the Record Date was $8.71 per share.

Revocability of Proxies

        A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company’s Corporate Secretary at the Company’s principal executive offices referred to above prior to the Annual Meeting, a written notice of revocation, or by delivering a duly executed proxy bearing a date later than that of the previous proxy.

Quorum; Abstentions; Broker Non-Votes

        The required quorum for the transaction of business at the Annual Meeting is a majority of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.

        While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal as to which the abstention is made.

        In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not have any effect on the outcome of the voting on a proposal.

        Pursuant to new regulations promulgated by the New York Stock Exchange (“NYSE”) that came into effect on June 30, 2003, brokers and other nominees that are NYSE member organizations are prohibited from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. Therefore, for any shares held through a broker or other nominee who is a NYSE member organization, such shares will only be voted in favor of the proposals relating to equity compensation plans if specific voting instructions are provided to the appropriate broker or other nominee to vote the shares in favor of that proposal.

Deadline for Receipt of Stockholder Proposals for Annual Meeting for Fiscal Year 2005

        Proposals of stockholders that are intended to be presented by such stockholders at the Company’s Fiscal Year 2005 Annual Meeting must be received by the Company no later than September 15, 2005 to be included in the proxy statement and form of proxy relating to that meeting or otherwise considered at the Annual Meeting. Such stockholder proposals should be submitted to the Company at 750 University Avenue, Los Gatos, CA 95032, Attention: Corporate Secretary.

Fiscal Year End

        The Company’s Fiscal Year ends on September 30. The Company’s last fiscal year ended on September 30, 2004 and is referred to herein as the “Last Fiscal Year.”

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        There are currently six members of the Board of Directors (the “Board”), divided into three classes. Class I consists of one director who is serving a three-year term expiring in 2006. Class II consists of three directors who are serving three-year terms expiring in 2007. Class III consists of two directors who are serving three-year terms expiring at this Annual Meeting. At each annual meeting of stockholders, directors elected to succeed those in the class whose terms expire will be elected to a three-year term so that the term of one class of directors will expire each year. In each case, a director serves for the designated term and until his or her respective successor is elected and qualified.

        Two Class III directors are to be elected at this Annual Meeting to serve three-year terms expiring in 2008. The Corporate Governance and Nominating Committee of the Board has nominated Albert Sisto and Douglas Whiting for election to the board seats. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or if no direction is made, for the election of the Board of Directors’ nominees. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. It is not presently expected that the nominees will be unable or will decline to serve as a director.

        The names of the nominees of the Company and certain information about them as of December 31, 2004 is set forth below. The names of and certain information about the Company’s current directors as of December 31, 2004 are also set forth below. Information as to the stock ownership of each director and all current directors and executive officers of the Company as a group is set forth below under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

Name of Director	Age	Principal Occupation and Directorship	Director Since
Class I Director
Christopher G. Kenber	60	Chairman of the Board of Directors, President and Chief Executive Officer of the Company	2000
Class II Directors
Dennis DeCoste	60	President, Chief Executive Officer and Director of Homeland Security Technology Corporation	2002
Taher Elgamal	49	Chief Technical Officer and Director of Securify, Inc.	1998
Robert W. Johnson	55	Private Investor	1998
Class III Directors
Albert E. Sisto (1)	55	Chairman of the Board of Directors, President and Chief Executive Officer of Phoenix Technologies Ltd.	1998
Douglas Whiting (1)	48	Chief Scientist and Director of the Company	1996

(1)     Nominee for Class III Director.

        Christopher G. Kenber has served as Hifn’s President, Chief Executive Officer and a director since August 2000 and as Chairman of the Board of Directors since October 2001. He joined Hifn from Apptitude, Inc. where he was President and Chief Executive Officer from 1998 until August 2000. Mr. Kenber has held a number of CEO positions with companies in the high-technology area as well as consulting to several venture capital funds. Prior to his tenure with Apptitude, he was the Chief Executive Officer of Aonix Inc., a developer of object-oriented software tools. Previously, Mr. Kenber was Executive Vice President of Ingres Corporation, and a Senior Vice President at MICOM Systems. Mr. Kenber spent 17 years at IBM Corporation, where he held multiple sales and marketing positions. Mr. Kenber has a degree in Psychology and Philosophy from Oxford University.

        Dennis De Coste has served as a director of Hifn since December 2002. Mr. DeCoste is the President and Chief Executive Officer of Homeland Security Technology Corporation, an application software company providing global positioning system-based location, navigation and asset tracking technologies, where he also currently serves as director. From 1989 to 2002, Mr. DeCoste provided strategic management consulting and financial services to high technology firms. Within this period, from 1999 to 2000, Mr. DeCoste held the position of Chief Financial Officer and Vice Chairman of the Board of Cyclone Commercial, Inc., a business-to-business infrastructure technology company. Prior to 1999, Mr. DeCoste was President and Chief Executive Officer of Fact Software International and Vice President of Finance of The Santa Cruz Operation, both software companies. Mr. DeCoste holds a M.B.A. degree from Stanford University, a degree in Philosophy from Harvard College and a Masters in Education from the University of Massachusetts.

        Taher Elgamal, Ph.D. has served as a director of Hifn since December 1998. Dr. Elgamal is the founder, Chief Technical Officer and a member of the Board of Directors of Securify, Inc., a private company providing assessments of companies’ Internet security efforts where he also served as President and Chief Executive Officer through November 2001. From 1995 to 1998, Dr. Elgamal held the position of Chief Scientist of Netscape Communications Corp., a provider of Internet software and services, where he pioneered Internet security technologies such as SSL, the standard for web security. From 1993 to 1995, Dr. Elgamal was Vice President of Advanced Technologies at UKI Electric. From 1991 to 1993, he served as Director of Engineering at RSA Data Security, Inc., a provider of encryption technology and a subsidiary of Security Dynamics Technologies, Inc., where he produced the RSA cryptographic toolkits, the industry standards for developers of security-enabled applications and systems. Dr. Elgamal is a director of RSA Security, Inc., Phoenix Technologies Ltd. and Tumbleweed Communications Corp. Dr. Elgamal received both his M.S. and Ph.D. degrees in Computer Science from Stanford University.

        Robert W. Johnson has served as director of Hifn since December 1998. He has worked in the venture capital industry since 1980, and has acted as an independent investor since 1988. He currently serves as director of ViaSat, Inc., a publicly-held company that manufactures satellite-based communications systems. He holds B.S. and M.S. degrees in Electrical Engineering from Stanford University and M.B.A. and D.B.A. degrees from Harvard Business School.

        Albert E. Sisto has served as a director of Hifn since December 1998. Since June 1999 he has been President and Chief Executive Officer of Phoenix Technologies Ltd., a provider of Internet platform-enabling software, where he also serves as Chairman of the Board of Directors. From November 1997 to June 1999, he was Chief Operating Officer of RSA Security, Inc., a subsidiary of Security Dynamics Technologies, Inc., and a provider of encryption technology. From September 1994 to October 1997, Mr. Sisto was Chairman, President and CEO of Documagix, Inc., a software developer of document imaging software. Mr. Sisto holds a B.E. degree from the Stevens Institute of Technology.

        Douglas L. Whiting, Ph.D., has served as Hifn’s Chief Scientist since August 2000. Dr. Whiting previously served as Chief Technology Officer of the Company from 1998 through August 2000. Dr. Whiting has been a director of the Company since November 1996 and served as Chairman of the Board of Directors from August 2000 through October 2001. He also has served as Vice President of Technology of Stac, Inc. from 1985 to 1998 and has served as a director of Stac, Inc. since 1983. He was President of Stac from 1984 to 1986. Dr. Whiting received a Ph.D. in Computer Science from the California Institute of Technology.

        There are no family relationships between any director or executive officer of the Company.

Board Meetings and Committees

        The Board held a total of nine meetings during the Last Fiscal Year. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during his tenure as a director. The Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee, consisting of Mr. DeCoste, Mr. Johnson, Mr. Sisto and Mr. Elgamal, is comprised solely of independent directors, in accordance with applicable regulations of the Securities and Exchange Commission and all applicable corporate governance guidelines of the Nasdaq National Market System. The Corporate Governance and Nominating Committee held one meeting during the Last Fiscal Year. The Corporate Governance and Nominating Committee has approved the directors nominated for election herein. The Corporate Governance and Nominating Committee is governed by a written charter, a copy of which is posted on our website. The Internet address for our website is www.hifn.com and the charter may be found under Investor Relations/IR Home. The Corporate Governance and Nominating Committee’s resposibilities are to (1) review and make recommendations to the Board concerning corporate governance matters; (2) oversee and evaluate of the composition and performance of the Board and Board committees, including review of committee charters and composition; (3) identify individuals qualified to become members of the Board of Directors and to nominate directors for election; and (4) lead the Board in its annual performance review.

        The Compensation Committee of the Board of Directors during the Last Fiscal Year consisted of Mr. Elgamal and Mr. Sisto, both of whom are independent directors. During the Last Fiscal Year, the Compensation Committee held a total of six meetings. The Compensation Committee reviews and makes recommendations to the Board concerning the Company’s executive compensation policy.

        The Audit Committee of the Board of Directors, consisting of Mr. DeCoste, Mr. Johnson, Mr. Elgamal and Mr. Sisto, met five times during the Last Fiscal Year. The Audit Committee recommends engagement of the Company’s independent auditors, and is primarily responsible for approving the services performed by the Company’s independent auditors and for reviewing and evaluating the Company’s accounting policies and its systems of internal accounting controls. The Board has determined that Dennis DeCoste is an “audit committee financial expert” and all members of the Audit Committee are “independent” in accordance with the applicable regulations of the Securities and Exchange Commission and all applicable corporate governance rules of The Nasdaq National Market System.

        Effective as of the prior year’s annual shareholders’ meeting on February 24, 2004, Mr. David Norman, then Vice Chairman of the Board of Directors, resigned from the Board.

Directors’ Fees

        Directors who are not employees of the Company receive $10,000 per year for serving on the Board and an additional $1,500 for each meeting attended ($1,000 if participation is by telephone) other than committee meetings. A non-employee director who serves as Audit Committee Chair receives $5,000 per year and Audit Committee members receive $1,500 for each meeting attended ($1,000 if participation is by telephone). A non-employee director who serves as Compensation Committee Chair or Corporate Governance and Nominating Committee Chair receives $3,000 per year and the committee members receive $1,000 for each meeting attended ($500 if participation is by telephone).

        Under the Company’s Amended and Restated 1996 Equity Incentive Plan, each outside director of the Company is granted options to purchase 30,000 shares of Common Stock at the time of initial appointment or election to the Board; an outside director who takes the seat of Vice Chairman of the Board is granted options to purchase 75,000 shares of Common Stock at the time of initial appointment or election to the Board; and each member of the Board is granted options to purchase 10,000 shares of Common Stock annually thereafter on the date of each Annual Meeting of Stockholders, provided the Director has been a member of the Board for at least six (6) months. The Company also reimburses non-employee directors for travel and related expenses incurred in attending meetings of the Board and its committees.

Communications to the Board

        Stockholders may contact any of our directors by writing to them c/o Hifn, Inc., Attention: Company Secretary, 750 University Avenue, Los Gatos, California 95032. Stockholders and employees who wish to contact the Board or any member of the Audit Committee to report questionable accounting or auditing matters may do so anonymously by using the address above and designating the communication as “confidential.” Communications raising safety, security or privacy concerns, or that are otherwise improper, will be addressed in an appropriate manner.

        The Board of Directors have the option to attend the annual shareholders’ meeting at their discretion. None of the Board members attended the annual shareholders’ meeting in 2004 with the exception of Christopher Kenber, who hosted the meeting as the Company’s President and Chief Executive Officer.

        The Company’s Code of Ethics, as adopted in April 2004 and posted in the Company’s web site at www.hifn.com under Investor Relations/IR Home, is applicable to all employees of the Company, including its executive officers. Reference herein to the Code of Ethics is incorporated by reference to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on December 13, 2004.

Compensation Committee Interlocks and Insider Participation

        No interlocking relationship exists between the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Required Vote

        A nominee shall be elected by a plurality of the Votes Cast.

Recommendation

        The Company’s Board of Directors recommends a vote FOR the nominees listed above.

Director Nomination Process

        The Corporate Governance and Nominating Committee has adopted a policy with regard to the consideration of director candidates recommended by stockholders. The Corporate Governance and Nominating Committee will consider director candidates recommended by any stockholder holding 10,000 shares of the Company’s Common Stock for at least twelve (12) months prior to the date of submission of the recommendation or nomination. Additionally, a recommending stockholder shall submit a written statement in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, judgment, age, independence, expertise, corporate experience, length of service, other commitments and the like, personal references, and a written indication by the candidate of her/his willingness to serve, if elected, and evidence of the nominating person’s ownership of Company stock sufficient to meet any applicable stock ownership requirements set forth in the Company’s corporate governance guidelines.

        A stockholder that instead desires to nominate a person directly for election to the Board must meet the deadlines and other requirements set forth in Section 5 of the Company’s Bylaws and the rules and regulations of the Securities and Exchange Commission. The nominating stockholder must give timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than one hundred twenty (120) calendar days in advance of the date of the Company’s proxy statement released to stockholders in connection with the preceding year’s annual meeting.

        The Corporate Governance and Nominating Committee’s criteria and process for evaluating and identifying the candidates that it selects, or recommends to the full Board for selection, as director nominees, are: (i) regular review of composition and size of the Board; (ii) review of qualifications of candidates properly recommended or nominated by any qualifying stockholder; (iii) evaluation of the performance of the Board and qualification of members of the Board eligible for re-election; and (iv) consideration of the suitability of each candidate, including current members of the Board, in light of the size and composition of the Board. After such review and consideration, the Corporate Governance and Nominating Committee will recommend a slate of director nominees.

        While the Corporate Governance and Nominating Committee has not established specific minimum requirements for director candidates, the committee believes that candidates and nominees must reflect a Board that is comprised of directors who: (i) are predominantly independent; (ii) are of high integrity; (iii) have qualifications that will increase overall Board effectiveness; and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members. The Corporate Governance and Nominating Committee will evaluate individuals recommended by stockholders using the same criteria as used by the committee in evaluating other individuals.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE
2001 NONSTATUTORY STOCK OPTION PLAN

        The Company’s 2001 Nonstatutory Stock Option Plan (the “2001 Plan”) was adopted by the Company’s Board of Directors (the “Board”) in February 2001. The 2001 Plan is designed to retain, motivate and reward personnel by providing such personnel long-term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. A total of 2,000,000 shares of the Company’s Common Stock have been reserved for issuance pursuant to stock awards granted under the 2001 Plan. In November 2004, the Board adopted, subject to stockholder approval, an amendment to the 2001 Plan to increase the number of shares reserved for issuance thereunder from 2,000,000 shares to 2,500,000 shares. Excluding the proposed 500,000 shares increase, a total of 8,742 shares remain available for issuance under the 2001 Plan as of January 10, 2005.

        The Company believes strongly that the approval of the amendment to the 2001 Plan is essential to its continued success. The Company’s employees are its most valuable assets. Stock options such as those provided under the 2001 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the competitive labor markets in which the Company must compete. Such awards also are crucial to the Company’s ability to motivate employees to achieve the Company’s goals.

Proposal

        The proposed amendment to the Company’s 2001 Plan is to increase the number of shares of the Company’s Common Stock reserved for issuance thereunder from 2,000,000 shares to 2,500,000 shares per Item 10 of Schedule 14A.

Required Vote

        The affirmative vote of the majority of the Votes Cast will be required under Delaware law to approve the amendment to the 2001 Plan.

Recommendation

        The Board has unanimously approved the amendment of the Company’s 2001 Plan and recommends that stockholders vote FOR approval of the increase to the 2001 Plan.

      Purpose

        The general purpose of the 2001 Plan is to attract and retain quality personnel for positions of substantial responsibility, to create an additional incentive for personnel of the Company by offering long-term equity participation in the Company, and to promote the success of the Company’s business. The Company seeks to achieve this purpose through the grant of nonstatutory stock options (the “Awards”).

      Administration of the 2001 Plan

        The Board or a committee of directors appointed by the Board (the “Committee”) administers the 2001 Plan. The membership of the Committee will be constituted to satisfy applicable laws.

        Subject to the terms of the 2001 Plan, the Committee has the sole discretion to select the employees and consultants who will receive Awards (the “Participants”), determine the terms and conditions of

Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the 2001 Plan and outstanding Awards.

        If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased shares will become available for future sale or grant under the 2001 Plan. If the Company experiences a stock split, reverse stock split, stock dividend, combination, reclassification or other change in our capital structure, the Committee has discretion to adjust the number of shares available for issuance under the 2001 Plan, the outstanding Awards, and the price per share, as appropriate to reflect the change in capital structure.

      Eligibility

        The Committee selects the employees and consultants who may receive Awards under the 2001 Plan. Our officers and directors are not eligible to receive options under the 2001 Plan. The actual number of Participants cannot be determined in advance because the Committee has the discretion to select the Participants. In selecting Participants, the duties and responsibilities of those eligible, the value of their services, and their present and potential contributions to the success of the Company and other relevant factors are considered.

      Stock Options

        A stock option is the right to acquire shares of the Company’s Common Stock at a fixed exercise price for a fixed period of time. Under the 2001 Plan, the Committee may only grant nonqualified stock options. The Committee will determine the number of shares covered by each Award. The exercise price of the shares subject to each option is set by the Committee.

        An option granted under the 2001 Plan cannot generally be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of grant and will determine any conditions which must be satisfied before the Award may be exercised.

        The exercise price of each option granted under the 2001 Plan must be paid in full at the time of exercise. Payment may be made by cash or by any other means that the Committee determines to be consistent with the purpose of the 2001 Plan. The Participant must pay any taxes the Company is required to withhold at the time of exercise.

      Transferability of Awards

        The 2001 Plan generally will not allow for the transfer of Awards, and all rights with respect to an Award granted to the Participant generally will be available during the Participant’s lifetime only to the Participant unless otherwise determined by the Committee.

      Amendment and Termination of the 2001 Plan

        The Board or Committee will have the authority to amend, suspend or terminate the 2001 Plan except that stockholder approval will be required for any amendment to the 2001 Plan to the extent required by any applicable law, regulation or stock exchange rule. Any amendment, suspension or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any Award previously granted. The 2001 Plan will terminate in February 2011, unless the Board or Committee terminates it earlier.

      Federal Tax Aspects

        The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the 2001 Plan. Tax consequences for any individual Participant may be different.

        No taxable income is reportable when a nonqualified stock option is granted to a Participant. Upon exercise, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        The Company generally will be entitled to a tax deduction in connection with an Award under the 2001 Plan in an amount equal to the ordinary income realized by the Participant and at the time the Participant recognizes such income (for example, the exercise of a nonqualified stock option).

      Awards to be Granted to Certain Individuals and Groups

        The number of Awards that a Participant may receive under the 2001 Plan is in the discretion of the Committee and therefore cannot be determined in advance. The following table sets forth (i) the aggregate number of shares subject to options granted under the 2001 Plan during the Last Fiscal Year; (ii) the average per share exercise price of such options; (iii) the aggregate number of Shares of restricted stock granted under the 2001 Plan during the Last Fiscal Year; and (iv) the dollar value of such shares of restricted stock based on $8.77 per share, the last reported trade price for shares of the Company’s Common Stock on September 30, 2004.

Name of Individual of Group	Number of Options Granted	Average Per Share Exercise Price	Number of Shares of Restricted Stock Granted	Dollar Value of Shares of Restricted Stock Granted
All executive officers, as a group	-	$-	-	$-
All directors who are not
executive officers, as a group	-	-	-	-
All employees who are not
executive officers, as a group	942,878	10.20	-	-

      Summary

        We are requesting that stockholders approve the 2001 Plan. The proposed amendment is to increase the number of shares authorized for issuance under the 2001 Plan from 2,000,000 to 2,500,000. The Company continues to review our equity compensation programs to help ensure market competitiveness while achieving long-term stockholder value. The Company believes that the proposed changes are necessary to provide the flexibility to adapt to changes in the labor market and in equity compensation practices.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s independent auditors to audit the books, records and accounts of the Company for the current fiscal year ending September 30, 2005. Such appointment is being presented to the stockholders for ratification at the Annual Meeting. PricewaterhouseCoopers LLP has acted as the Company’s independent auditors since its inception. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

        The following table shows the fees billed and accrued by the Company in relation to audit and other services provided by PricewaterhouseCoopers LLP (“PwC”) in fiscal years 2004 and 2003:

	2004	2003
Audit fees (1)	$252,000	$184,000
Audit related fees (2)	58,000	5,000

(1)	Audit fees were for professional services rendered in connection with the audit of the Company’s consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports and services provided by PwC in connection with statutory and regulatory filings.

(2)	Audit related fees were for services related to asset purchases during the fiscal year and for consultations related to internal controls.

        Audit Committee Pre-Approval of Auditor Services. Except where pre-approval of audit and permissible non-audit services is not required under applicable SEC Rules, the Company’s Audit Committee explicitly pre-approves any audit and permissible non-audit services provided to the Company by the independent auditor. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

      Required Vote

        The affirmative vote of a majority of the Votes Cast is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending September 30, 2005.

      Recommendation

        The Board of Directors recommends voting FOR the ratification of its appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors.

CERTAIN TRANSACTIONS

        Indemnification Agreements. The Company has entered into indemnification agreements with each of its directors and executive officers containing provisions that are in some respects broader than the specific indemnification provisions contained in the General Corporation Law of Delaware. These agreements provide, among other things, for indemnification of the directors and executive officers in proceedings brought by third parties and in stockholder derivative suits. Each agreement also provides for advancement of expenses to the indemnified party.

        Change of Control. The Company has entered into change of control agreements with each of its executive officers that generally provide that in the event of a “change in control” of the Company and if the executive’s employment with the surviving company is involuntarily terminated within twelve (12) months following such change in control: (i) 50% of the unvested portion of any options, warrants or rights to purchase shares of the Company’s Common Stock (the “Securities”) subject to vesting and/or repurchase in favor of the Company shall automatically be accelerated such that the employee shall have the right to exercise all or any portion of such accelerated Securities; and/or (ii) the Company’s repurchase right shall automatically lapse with respect to 50% of the securities then held by the employee which are subject to repurchase rights.

        A change in control is generally defined as: (i) the acquisition directly or indirectly of 50% or more of the total combined voting power of the Company’s outstanding Common Stock; (ii) consummation of a plan of complete liquidation or an agreement for the sale or disposition of the Company’s assets; or (iii) an acquisition by any individual, entity or group of beneficial ownership of 25% or more of the total voting power of the Company’s then outstanding securities. Involuntary termination is generally defined as: (1) termination of executive by the surviving Company other than for cause; or (2) termination initiated by employee as a result of a material diminution in salary, a material change in responsibility or a change in work location of more than thirty (30) miles from its present location.

        Other. Dr. Douglas Whiting, the Company’s Chief Scientist and a Director, is a member of the Technical Advisory Board of a private company that is also a customer of the Company (the “Customer”). Total sales to the Customer during the Last Fiscal Year were valued at approximately $99,000. As a member of the Technical Advisory Board, Dr. Whiting received in fiscal year 2002 an option to purchase 4,000 shares of the Customer’s common stock with such option vesting over two years.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires certain of the Company’s executive officers, as well as its directors and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

        Based solely upon a review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during the Last Fiscal Year all executive officers and directors complied with their filing requirements under Section 16(a) for all reportable transactions during the year.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of December 31, 2004 information relating to the beneficial ownership of the Company’s Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, by each director and nominee for director, by each of the executives and other officers named in the Summary Compensation Table, and by all directors and executive officers as a group. As of December 31, 2004, 13,976,402 shares of the Company’s Common Stock were outstanding. Unless otherwise indicated, all persons named as beneficial owners of Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned.

Name (1)	No. of Shares Owned	Approximate Percentage Owned
FMR Corporation (2)	1,268,390	9.1%
82 Devonshire Street
Boston, MA 02109
Kern Capital Management LLC (3)	1,204,400	8.6
114 West 47th Street, Suite 1926
New York, NY 10036
Robert W. Johnson (4)	483,156	3.5
Douglas L. Whiting (5)	370,896	2.7
Christopher G. Kenber (6)	366,698	2.6
William R. Walker (7)	142,077	1.0
Thomas A. Moore (8)	129,684	*
Russell S. Dietz (9)	105,765	*
Kamran Malik (8)	90,623	*
Albert E. Sisto (8)	57,333	*
Dennis DeCoste (10)	55,010	*
Taher Elgamal (8)	37,334	*
All executive officers and directors as a group (10 persons) (11)	1,838,576	13.2

        * Less than one percent (1%).

(1)	This table is based upon information supplied by officers, directors, and principal stockholders and Schedules 13D and 13G, if any, filed with the Commission with regard to the, Company’s Common Stock. Unless otherwise indicated in the footnotes to this table and subject to community property and marital property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 13,976,402 shares outstanding on December 31, 2004, adjusted by rules promulgated by the Commission.

(2)	FMR Corporation is an investment adviser registered under section 203 of the Investment Advisers Act of 1940. FMR Corporation has sole voting power with respect to 2,058 shares, sole dispositive power with respect to 1,268,390 shares and beneficially owns 1,268,390 shares. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corporation and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, beneficially owns 1,266,332 shares. FA Value Strategies Fund, an investment company registered under the Investment Company Act of 1940 and an affiliate of FMR Corporation, beneficially owns 1,000,000 shares. Members of the Edward C. Johnson III Family hold Class B shares of FMR Corporation representing approximately 49% of the voting power of FMR Corporation. Mr. Johnson, chairman of FMR Corporation, owns 12% of the aggregate outstanding voting stock of FMR

Corporation. Abigail P. Johnson, a director of FMR Corporation, owns 24.5% of the aggregate outstanding voting stock of FMR Corporation.

(3)	Kern Capital Management (“KCM”) is an investment adviser registered under section 203 of the Investment Advisers Act of 1940. Robert B. Kern Jr. and David G. Kern are principals and controlling members of KCM and, therefore, may be deemed to be the beneficial owners of all shares held by KCM. Messrs. Robert B. Kern and David G. Kern disclaim beneficial ownership of all such shares held by KCM.

(4)	Includes 57,333 shares issuable to Mr. Johnson upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2004.

(5)	Includes 129,998 shares issuable to Mr. Whiting upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2004.

(6)	Includes 359,964 shares issuable to Mr. Kenber upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2004.

(7)	Includes 139,998 shares issuable to Mr. Walker upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2004.

(8)	Represents shares issuable upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2004.

(9)	Includes 45,668 shares issuable to Mr. Dietz upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2004.

(10)	Includes 23,500 shares issuable to Mr. DeCoste upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2004.

(11)	Includes 1,071,435 shares issuable upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2004.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table shows, as to each Chief Executive Officer during the Last Fiscal Year and each of the four (4) other most highly compensated executive officers (the “Named Officers”), information concerning compensation paid for services to the Company in all capacities during the Last Fiscal Year as well as the total compensation paid to each such individual for the Company’s previous two (2) fiscal years (if such person was the Chief Executive Officer, an executive or other officer, as the case may be, during any part of the Last Fiscal Year).

		Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Long Term Compensation Options (#)		All Other Compensation ($) (1)
Christopher G. Kenber	2004	$325,000	$140,000	-	125,000		$13,268
Chairman, President and	2003	300,000	75,000	-	-		12,750
Chief Executive Officer	2002	300,000	75,000	-	225,000	(4)	13,718

William R. Walker	2004	226,600	68,992	-	35,000		2,640
Vice President of Finance, Chief	2003	220,000	-	-	-		2,640
Financial Officer and Secretary	2002	220,000	-	-	40,832	(4)	4,125

Thomas A. Moore (2)	2004	225,000	120,458	-	25,000		10,110
Vice President of Sales,	2003	200,000	80,189	-	25,000		10,110
Marketing and Operations	2002	148,590	50,000	-	165,000		7,545

Russell S. Dietz	2004	217,000	83,000	-	25,000		960
Vice President and Chief	2003	200,000	-	-	-		953
Technical Officer	2002	200,000	-	-	51,242	(4)	1,133

Kamran Malik (3)	2004	210,000	100,000	-	30,000		1,350
Vice President of Engineering	2003	187,788	-	-	150,000		1,180
	2002	-	-	-	-		-

(1)	Represents group term life insurance premiums and monthly internet service subscription allowance; also includes auto allowance paid to Messrs. Kenber and Moore.

(2)	Mr. Moore joined Hifn in January 2002.

(3)	Dr. Malik joined Hifn in November 2002.

(4)	Represents option(s) issued in exchange for option(s) cancelled in connection with the stock option exchange program (the “Exchange Program”) adopted in November 2001. The original option(s) was cancelled on December 17, 2001 and regranted on June 18, 2002 for the number of shares as determined by the applicable exchange ratio.

Stock Option Grants and Exercises

        The following table sets forth information with respect to options granted to the Named Officers and the options exercised by such Named Officers during the Last Fiscal Year.

STOCK OPTION GRANTS IN FISCAL YEAR 2004

        The Option Grant Table sets forth for each of the Named Officers the hypothetical gains or “option spreads” for the options at the end of their respective five-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of five percent (5%) and ten percent (10%) from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises are dependent on the future performance of the Company’s Common Stock and overall market conditions.

	Individual Grants				Potential Realizable Value of Assumed Annual Rates
	Number of Securities Underlying	Percent of Total Options Granted to Employees	Exercise or Base		of Stock Price Appreciation for Option Term
Name	Options Granted	In Fiscal Year (1)	Price ($/share)	Expiration Date	5%	10%
Christopher G. Kenber	125,000	9.8%	$10.52	12/11/13	$826,996	$2,095,771
William R. Walker	35,000	2.7%	10.52	12/11/13	231,559	586,816
Thomas A. Moore	25,000	2.0%	10.52	12/11/13	165,399	419,154
Russell S. Dietz	25,000	2.0%	10.52	12/11/13	165,399	419,154
Kamran Malik	30,000	2.7%	10.52	12/11/13	198,479	502,985

(1)     Based upon total options granted to the Company’s employees during the Last Fiscal Year.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2004 AND YEAR-END VALUES

        The following table sets forth information with respect to the Named Officers concerning the exercise of options during the Last Fiscal Year, and unexercised options held as of September 30, 2004.

	Shares Acquired on	Dollar Value Realized	Number of Securities Underlying Unexercised Options Held at Fiscal Year End (2)		Value of Unexercised In-the-Money Options Held at Fiscal Year End (3)
Name	Exercise	(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Christopher G. Kenber	-	$-	318,298	132,292	$774,745	$-
William R. Walker	-	-	127,185	38,647	481,206	-
Thomas A. Moore	10,000	35,700	99,998	105,002	69,070	128,730
Russell S. Dietz	47,518	248,807	35,249	29,379	20,273	-
Kamran Malik	40,000	233,250	66,249	73,751	226,572	149,628

(1)	Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

(2)	Includes options issued in connection with the Exchange Program (see Footnote 4 to “Executive Officer Compensation” table.

(3)	Calculated using a market value of $8.77 at September 30, 2004.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of September 30, 2004 about the Company’s Common Stock that may be issued upon the exercise of options granted to employees, consultants or members of the Board of Directors under all of our existing equity compensation plans, including the Company’s Amended and Restated 1996 Equity Incentive Plan, the Apptitude Plan and the 2001 Nonstatutory Stock Option Plan:

Plan Category	Number of Shares to be Issued upon Exercise of Stock Options (#) (a)		Weighted Average Exercise Price of Outstanding Options Options ($) (b)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (excluding shares reflected in column (a)) (#) (c)
Equity compensation plans
approved by security holders	2,137,396	(1)	$12.05	1,565,427	(2)
Equity compensation plans
not approved by security holders	2,022,374	(3)	10.17	32,315	(4)

Total	4,159,770		11.13	1,597,742

(1)	Relates to options under the Amended and Restated 1996 Equity Incentive Plan (the “1996 Plan”). The 1996 Plan has 4,949,900 shares of the Company’s Common Stock reserved for issuance pursuant to nonqualified and incentive stock options and restricted stock awards. The 1996 Plan is administered by the Board of Directors of the Company or its designees and provides generally that nonqualified stock options and restricted stock may be awarded at a price not less than 85% of the fair market value of the stock at the date of the award. Incentive stock options must be awarded at a price not less than 100% of the fair market value of the stock at the date of the award, or 110% of fair market value for awards to more than 10% stockholders. Options granted under the 1996 Plan may have a term of up to 10 years. Options typically vest at a rate of 25% of the total grant per year over a four-year period. However, the Company may, at its discretion, implement a different vesting schedule with respect to any new stock option grant. As a result of early exercise features as provided for by the 1996 Plan, options granted are immediately exercisable subject to the Company’s repurchase rights which expire as options vest.

(2)	Includes 389,775 shares of the Company’s common stock currently available for issuance under the Company’s 1998 Employee Stock Purchase Plan (the “ESPP”). In December 1998, the Company adopted the ESPP through which qualified employees of the Company may participate in stock ownership of the Company. Shares of Common Stock reserved for the ESPP total 900,000. The price of shares purchased under the ESPP is the lower of 85% of the fair market value of the shares on the first day of each semi-annual offering period, or 85% of the fair market value of the shares on the last day of the semi-annual offering period.

(3)	Comprised of options under the Apptitude, Inc.1995 Stock Option Plan (the “Apptitude Plan”) and the 2001 Nonstatutory Stock Option Plan (the “2001 Plan”). In connection with the acquisition of Apptitude, Inc., the Company assumed the Apptitude Plan which has a total of 687,142 shares of the Company’s common stock reserved for issuance. Options assumed under the Apptitude Plan that are subsequently cancelled are not eligible for reissuance and, accordingly, have no effect on the number of options available for grant. In February 2001, the Board of Directors of the Company adopted the 2001 Plan whereby 1,500,000 shares of the Company’s Common Stock were reserved for issuance pursuant to nonqualified stock options. In June 2002, the Board of Directors authorized an additional 500,000 shares for issuance under the 2001 Plan. The 2001 Plan is administered by the Company’s Board of Directors or its designees and provides generally that nonqualified stock options granted under the 2001 Plan may have a maximum life of 10 years. The terms and conditions of each stock option grant under the 2001 Plan are determined by a committee of the Board of Directors and are set forth in agreements between the recipient and the Company.

(4)	Excludes the 500,000 shares proposed to be added to the 2001 Plan pursuant to Proposal No. 2.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company’s employee stock benefit plan for executive officers. The Compensation Committee is currently composed of independent, non-employee directors who, except as otherwise disclosed under “Proposal No. 1 — Compensation Committee Interlocks and Insider Participation,” have no interlocking relationships as defined by the Securities and Exchange Commission.

        The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (each an “Executive Officer” and collectively the “Executive Officers”), should be influenced by the Company’s performance. The Committee establishes the salaries and bonuses of all of the Executive Officers by considering: (i) the Company’s financial performance for the past year; (ii) the achievement of certain objectives related to the particular Executive Officer’s area of responsibility; (iii) the salaries and bonuses of executive officers in similar positions of comparably-sized companies; and (iv) the relationship between revenue and Executive Officer compensation. The Committee believes that the Company’s Executive Officer salaries and bonuses in the Last Fiscal Year were comparable in the industry for similarly-sized businesses.

        In addition to salary and bonus, the Committee, from time to time, grants options to Executive Officers. The Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company’s stock price, the Committee believes that options motivate Executive Officers to manage the Company in a manner which will also benefit shareholders. As such, options are granted at the current market price. And one of the principal factors considered in granting options to an Executive Officer is the Executive Officer’s ability to influence the Company’s long-term growth and profitability.

Compensation Committee Taher Elgamal Albert E. Sisto

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Company’s accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter first adopted and approved by the Board of Directors in December 1998. Each of the members of the Audit Committee is independent as defined by Company policy, the Securities and Exchange Commission and the Nasdaq Listed Company Manual. Except where pre-approval of audit and permissible non-audit services is not required under applicable SEC Rules, the Company’s Audit Committee explicitly pre-approves any audit and permissible non-audit services provided to the Company by the independent auditor. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

        The Audit Committee reviewed the Audit Committee Charter effective in the Last Fiscal Year and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its duties and responsibilities under such Audit Committee Charter.

        The Company recently amended and restated the Audit Committee Charter in accordance with SEC Rules and the applicable corporate governance guidelines of the Nasdaq National Market System. The duties and responsibilities of the Audit Committee under such amended and restated Audit Committee Charter now include, among other things set forth in the Audit Committee Charter attached hereto as Appendix I, the following:

•	Review of the procedures of the Company’s internal controls and procedures for financial reporting, including: (i) review of the reports of management and independent auditors and management; (ii) meeting with Company’s management and the independent auditors to review the adequacy of such controls; (iii) review of the independent audit; (iv) conducting a post-audit review of the financial statements and audit findings; (v) review with management and the independent auditors of the Company’s annual audited financial statements and quarterly unaudited financial statements; (vi) directing the Company’s independent auditor to review before filing with the SEC the Company’s interim financial statements; (vii) reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release; (viii) providing oversight and review, at least annually, of the Company’s risk management and investment policies; (ix) working with legal counsel to identify any legal matters material to the Company’s financial statements; and (x) reviewing and assessing the adequacy of its own charter and processes at least annually and reporting the results of such review and assessment to the Board for certification.

•	Appointing, compensating, retaining and overseeing the work of the independent auditors, including the independence of such independent auditors and pre-approval of audit and permissible non-audit services provided by the independent auditor to the Company.

•	Overseeing regulatory and compliance matters, including: (i) overseeing compliance with rules and regulations of the Securities and Exchange Commission (“SEC Rules”); (ii) establishment and maintenance of an environment at the Company that promotes ethical behavior; (iii) establishing procedures for receiving, retaining and treating complaints received by the Company regarding auditing matters or procedures; (iv) providing an Audit Committee report for inclusion in the Company’s annual proxy statement in accordance with SEC Rules; and (v) determining the appropriate funding and payment for the independent auditors and independent legal advisors.

        The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report. The Committee took a number of steps in making this recommendation for Fiscal Year 2004. First, the Audit Committee discussed with PwC, the Company’s independent auditors for Fiscal Year 2004, those matters PwC communicated to and discussed with the Audit Committee by Statement on Auditing Standards Board Standard No. 61, as amended (“Communication with Audit Committees”), including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed PwC’s independence with PwC and received a letter from PwC regarding independence as required by the Independence Standards Board Standard No. 1, as amended (“Independence Discussions with Audit Committees”) under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of PwC’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with Company management and PwC, the Company’s audited consolidated balance sheets at September 30, 2004 and 2003, and consolidated statements of income, cash flows and stockholders’ equity for the three (3) years ended September 30, 2004. Based on the discussions with PwC concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s Annual Report on Form 10-K include these financial statements.

Audit Committee Dennis DeCoste Robert W. Johnson Albert E. Sisto Taher Elgamal

PERFORMANCE GRAPH

        Set forth below is a line graph comparing the annual percentage change in the cumulative total shareholder return among Hifn, the Russell 2000 Tech Index and the Nasdaq Composite Index, from Octobber 1, 1999 through September 30, 2004, the end of the Last Fiscal Year.

TOTAL RETURN TO STOCKHOLDERS (ASSUMES $100 INVESTMENT ON 09/30/99)

	Cumulative Total Return
	9/99	9/00	9/01	9/02	9/03	9/04
HI/FN, INC	$100.00	$61.79	$8.93	$3.99	$6.73	$7.95
NASDAQ STOCK MARKET (U.S.)	100.00	159.85	56.32	49.18	58.43	65.29
RUSSELL 2000 TECHNOLOGY SECTOR	100.00	166.49	30.36	18.83	33.88	32.28

        The information contained in this Performance Graph section shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

OTHER MATTERS

        The Board of Directors does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with their judgment.

Dated: January 18, 2005

BY ORDER OF THE BOARD OF DIRECTORS

HI/FN, INC.

2005 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

The undersigned stockholder of hi/fn, inc., a Delaware corporation (“Hifn”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Hifn, each dated January 18, 2005, as well as Hifn’s Annual Report for the year ended September 30, 2004, and hereby appoints Christopher G. Kenber and William R. Walker, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of Hifn to be held on Thursday, February 17, 2005, at 10:00 a.m., local time, at Hifn’s principal executive offices at 750 University Avenue, Los Gatos, California and at any adjournment or adjournments thereof, and to vote all shares of Common Stock of Hifn (“Common Stock”), which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1.     ELECTION OF DIRECTORS:

[ ]	FOR ALL NOMINEES	NOMINEES:	[ ]	Douglas Whiting
			[ ]	Albert Sisto

[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES

[ ]	FOR ALL EXCEPT (see instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: •

2.	PROPOSAL TO RATIFY AND APPROVE AN AMENDMENT TO THE HIFN 2001 NONSTATUTORY STOCK OPTION PLAN TO PROVIDE FOR AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 500,000 SHARES TO 2,500,000 SHARES:

[ ] FOR [ ] AGAINST [ ] ABSTAIN

4.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF HIFN FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005:

[ ] FOR [ ] AGAINST [ ] ABSTAIN

5.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DOUGLAS WHITING AND ALBERT SISTO AS DIRECTORS OF HIFN; FOR THE AMENDMENT TO THE HIFN 2001 NONSTATUTORY STOCK OPTION PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS INDEPENDENT AUDITORS; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature(s): _________________________________________________________ Date:____________________________